(ICON)
Prudential
Mortgage
Income
Fund, Inc.

SEMI
ANNUAL
REPORT
June 30, 1998
(LOGO)

Prudential Mortgage Income Fund, Inc.

Performance At A Glance.
U.S. mortgage rates declined along with bond yields over the six months ended June 30, 1998. Low mortgage rates prompted consumers to refinance their home loans, which caused a flood of prepayments on mortgage-backed securities. Although we took steps to protect the Prudential Mortgage Income Fund from prepayments, our efforts were not entirely successful. Some of our mortgage-backed securities were retired early, forcing us to reinvest money at lower interest rates. As a result, the Fund trailed the return provided by the average U.S. mortgage fund tracked by Lipper Analytical Services.

Cumulative Total Returns1                                As of 6/30/98

                       Six           One              Five              Ten              Since
                      Months        Year             Years             Years           Inception2
Class A               1.87%      7.16% (7.08)     31.34% (31.07)        N/A          79.21%  (78.84)
Class B               1.64       6.51  (6.44)     27.45  (27.18)   91.67% (91.27)    273.30 (271.47)
Class C               1.64       6.51  (6.44)          N/A              N/A           28.52  (28.26)
Class Z               2.01       7.31  (7.23)          N/A              N/A           10.36  (10.20)
Lipper U.S. Mtg.
Fund Average3         2.99           8.23             31.81            114.11             ***

Average Annual Total Returns1                               As of 6/30/98

                             One            Five           Ten           Since
                             Year          Years          Years        Inception2
Class A                  2.87% (2.80)    4.75% (4.70)      N/A         6.64% (6.62)
Class B                  1.51  (1.44)    4.81  (4.76)   6.72% (6.70)   8.45  (8.41)
Class C                  5.51  (5.44)        N/A           N/A         6.62  (6.57)
Class Z                  7.31  (7.23)        N/A           N/A         7.98  (7.86)

Distributions & Yields                                 As of 6/30/98

                       Total Distributions             30-Day
                       Paid for Six Months            SEC Yield
Class A                      $0.45                      6.28%
Class B                      $0.41                      5.93
Class C                      $0.41                      5.93
Class Z                      $0.46                      6.69

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front-end sales load of 4% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B, 4/2/82; Class C, 8/1/94; and Class Z, 3/18/97.

3Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods.

***Lipper Since Inception returns are 87.65% for Class A; 333.98% for Class B; 33.32% for Class C; and 11.93% for Class Z based on all funds in each share class.

How Investments Compared.
   (As of 6/30/98)
       (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy and Sharon A. Fera, Fund Managers
(PHOTOS)

Portfolio Managers' Report
The Prudential Mortgage Income Fund seeks a high level of income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. In pursuing this objective, the Fund will invest primarily in a portfolio of mortgage-backed securities, including those issued by the Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA). It may also invest in obligations using mortgages as collateral, as well as other U.S. government obligations, corporate debt, and high-quality money market instruments. Mortgage-backed securities are subject to prepayment and extension risks. The Fund's credit quality is investment grade and the effective maturity is generally in the intermediate-term range. There can be no assurance that the Fund will achieve its investment objective.

Mortgage-Backed Issuance Soars.
The supply of mortgage-backed securities has grown rapidly. Gross issuance of agency mortgage pass-through securities hit $324.6 billion for the first six months of 1998, up 106% from the same period a year ago.

Strategy Session.
-------------------------------------------------------------------------------
Impressive Performance.
The U.S. economic expansion remained firmly on track in its eighth year, prompting Federal Reserve Chairman Alan Greenspan to note that the current economic performance was as impressive as any he had witnessed in nearly half a century. The economy sped along at a robust 5.4% annualized pace in the first three months of 1998, then slowed to a more sustainable rate of growth in the second quarter. All the while, long-term bond yields hovered below six percent for much of the past half year as investors bought U.S. Treasuries. Continued low inflation in the U.S. and fears about a deepening economic crisis in Asia enhanced the appeal of Treasuries. In June, the 30-year
Treasury bond yield fell to its lowest level since 1977 amid growing concern about a slumping Japanese economy and weakening yen.

Housing Boom.
Falling bond yields caused mortgage rates to decline sharply. Attractive rates allowed consumers to save money by refinancing their home mortgages. Thus, when the 30-year mortgage rate tumbled to an average 6.89% in early January, refinancings jumped to an all-time high. Home buyers also got into the act as high consumer confidence and a solid job market also helped to boost sales of new single-family homes to a record level in June. New home sales rose to a 935,000-unit annual rate, the fastest pace since record keeping began in 1963.

     Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 6/30/98.
              (CHART)

What Went Well.
-------------------------------------------------
Minimizing Prepayments.
While falling mortgage rates were great news for homeowners, investors had to cope with a flood of prepayments on mortgage-backed securities. Prepayments are the bane of the mortgage-backed market. When home loans are refinanced, securities backed by the underlying mortgages are retired early or prepaid, forcing investors to reinvest their money at lower interest rates. Then too, mortgage-backed securities with higher coupons are particularly vulnerable to prepayments because the underlying home loans carry higher rates and are more likely to be refinanced. With this in mind, we employed strategies to minimize the effect of prepayments on our portfolio. For example, we sold Fannie Mae 15-year mortgage-backed securities with 7.5% coupons and purchased securities backed by mortgages with smaller-than-average loan balances. Consumers are much less likely to refinance a mortgage that is nearly paid off, so purchasing these securities helped lessen prepayment risk.

And Not So Well.
-------------------------------------------------
Not Entirely Successful.
Our attempts to protect the Fund from prepayments were not entirely successful. Some of our mortgage-backed securities were hit with prepayments early in the year, which hurt the Fund's performance. Similarly, we should have purchased more Treasuries to lengthen the Fund's duration, which would have enabled the Fund to appreciate more rapidly as bond prices climbed. (Duration is a measure of sensitivity to interest rate fluctuations.) Because they are not subject to prepayments, Treasuries tend to climb further than mortgage-backed securities when bonds rally. Treasuries, which comprised as much as 13% of the Fund's total investments, performed better than mortgage-backed securities over the past six months.

Among our asset-backed securities, Green Tree Financial reported a loss for the final three months of last year and said it expects 1998 earnings to be below analysts' estimates. Both Moody's Investors Service and Standard & Poor's Ratings Group downgraded the company's credit ratings. Given our concern about the company's disappointing results, we sold our Green Tree Financial asset-backed securities in January even though prices had declined.

Five Largest
Holdings.
5.2%  FGLMC
4.3%  FHLMC
4.2%  Money Store Home
      Impvt. Loan Trust
4.0%  U.S. Treasury Note,
      5.50%
3.4%  U.S. Treasury Note,
      6.125%

Expressed as a percentage of net assetsas of 6/30/98.

Looking Ahead.
-------------------------------
Recently, Japan occupied the epicenter of Asian economic turbulence. When the yen tumbled to an eight-year low against the U.S. dollar, jittery investors rushed to buy Treasuries, sending the 30-year bond yield to its lowest level since 1977. Should economic conditions in Japan worsen, that yield could slip below the psychologically important level of 5.50% instead of remaining in a trading range. Mortgage rates would also tumble and prepayments could accelerate. Therefore, we will continue to adopt measures to guard against rising prepayments in the Prudential Mortgage Income Fund.

President's Letter                                               August 4, 1998
-------------------------------------------------------------------------------
(PHOTO)
                             Managing Expectations.
Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks--a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media has given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the US economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

- Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counter-productive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- Diversification Lessens Risk. Market sectors seldom move in tandem. A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of
June 30, 1998 (Unaudited)                 PRUDENTIAL MORTGAGE INCOME FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.9%
------------------------------------------------------------
             Securities--12.3%ContiMortgage Home
               Equity Loan Trust,
$   2,875(b) Ser. 97-1 M2, 7.67%, 3/15/28           $  2,954,961
             Federal Home Loan Mortgage Corp.
               Loan Receivables Trust,
   34,495    Ser. 97-A, AX, 2.783%, 4/15/19, I/O       5,174,211
    4,000    Ser. 97-B, C, 7.40%, 9/15/19              4,163,750
             Money Store Home Improvement Ln.
               Trust,
    6,125(b) Ser. 97-1 M2, 8.07%, 5/15/23              6,419,766
                                                    ------------
             Total asset-backed securities
               (cost $23,278,984)                     18,712,688
------------------------------------------------------------
Collateralized Mortgage Obligations--7.6%
             Bayview Financial Acquisition Trust,
    5,000    Ser. 98-1 AI, 7.01%, 5/25/29              5,018,750
             Federal Home Loan Mortgage Corp.,
    6,500(b) Ser. 98 C, 6.425%, 2/17/30, REMIC         6,542,656
                                                    ------------
             Total collateralized mortgage
               obligations
               (cost $6,569,063)                      11,561,406
------------------------------------------------------------
Corporate Bonds--3.4%
             Merck and Co.,
    5,000(b) 5.76%, 5/3/37
               (cost $5,000,000)                       5,150,000
------------------------------------------------------------
U.S. Government Agency Mortgage
Pass-through Obligations--56.4%
             Federal Home Loan Mortgage Corp. (Gold),
    7,430    9.00%, 1/1/20                             7,884,772
             Federal National Mortgage
               Association,
   21,000    6.50%, 12/1/99                           20,914,530
        6    7.00%, 4/1/08                                 6,358
   17,603    7.50%, 6/1/10 - 12/1/99                  18,077,915
       16(b) 8.00%, 10/1/24                               16,162
   18,108(b) 10.00%, 12/1/20                          19,918,744
             Government National Mortgage
               Association,
 $ 16,249(b) 7.50%, 7/15/07 - 7/15/24               $ 16,762,897
    1,897    9.00%, 4/15/01 - 1/15/10                  1,980,008
                                                    ------------
             Total U.S. government agency
               mortgage pass-through obligations
               (cost $85,098,520)                     85,561,386
------------------------------------------------------------
U.S. Government Obligations--14.2%
             United States Treasury Bond,
    3,000(b) 12.375%, 5/15/04                          4,012,980
             United States Treasury Notes,
    3,280    6.50%, 5/31/01                            3,364,034
    6,000(b) 5.50%, 1/31/03                            5,995,320
    3,000    5.50%, 5/31/03                            3,000,480
    5,000(c) 6.125%, 8/15/07                           5,202,350
                                                    ------------
             Total U.S. government obligations
               (cost $21,790,406)                     21,575,164
                                                    ------------
             Total long-term investments
               (cost $141,736,973)                   142,560,644
                                                    ------------
SHORT-TERM INVESTMENTS--13.8%
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-through Obligations--2.8%
             Federal Home Loan Mortgage Corp.,
    4,313    5.85%, 7/1/98
               (cost $4,313,000)                       4,313,000
------------------------------------------------------------
Repurchase Agreements--11.0%
             Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    1,663    5.75%, dated 6/30/98, due 7/7/98 in
               the amount of $1,664,859 (cost
               $1,663,000; the value of
               collateral including accrued
               interest is $1,702,844)                 1,663,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
June 30, 1998 (Unaudited)                 PRUDENTIAL MORTGAGE INCOME FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreements (cont'd.)
             Salomon Smith Barney Inc., 6.00%,
 $ 15,000    dated 6/30/98, due 7/2/98 in the
               amount of $15,005,000 (cost
               $15,000,000; the value of
               collateral including accrued
               interest is $15,300,001)             $ 15,000,000
                                                    ------------
             Total repurchase agreements
               (cost $16,663,000)                     16,663,000
                                                    ------------
OUTSTANDING CALL OPTIONS PURCHASED
 Contracts(a)
---------------
             U. S. Treasury Bond,
      300    5.625%, 5/15/08
               @ 102.34, expires 7/27/98
               (cost $75,000)                             67,969
                                                    ------------
             Total short-term investments
               (cost $21,051,000)                     21,043,969
                                                    ------------
------------------------------------------------------------
Total Investments Before Outstanding Put Options Written--107.7%
             (cost $162,787,973; Note 4)             163,604,613
  ------------------------------------------------------------
 OUTSTANDING PUT OPTIONS WRITTEN
             U.S. Treasury Bond,
      300    5.625%, 5/15/08
               @ 99.34, expires 7/27/98
               (premium received $30,469)                (28,125)
                                                    ------------
------------------------------------------------------------
Total investments,
   net of outstanding put options written--107.7%    163,576,488
             Liabilities in excess of
               other assets--(7.7%)                  (11,804,020)
                                                    ------------
             Net Assets--100%                       $151,772,468
                                                    ------------
                                                    ------------

---------------
I/O--Interest Only
REMIC--Real Estate Mortgage Investment Conduit
(a) One contract equals $1,000 face value.
(b) All or portion of securities segregated as collateral for options on
    futures     and dollar rolls.
(c) Security on loan (Note 1).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities
(Unaudited)                               PRUDENTIAL MORTGAGE INCOME FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1998
Investments, at value (cost $162,787,973)...................................................................      $163,604,613
Cash........................................................................................................            89,645
Receivable for investments sold.............................................................................        33,598,075
Interest receivable.........................................................................................         1,115,628
Receivable for Fund shares sold.............................................................................            44,635
Receivable for options written..............................................................................            30,469
Stock loan receivable.......................................................................................             2,360
Other assets................................................................................................             3,031
                                                                                                                  -------------
   Total assets.............................................................................................       198,488,456
                                                                                                                  -------------
Liabilities
Put options written, at value (premium received $30,469)....................................................            28,125
Payable for investments purchased...........................................................................        45,605,854
Accrued expenses............................................................................................           383,517
Payable for Fund shares reacquired..........................................................................           240,670
Dividends payable...........................................................................................           228,217
Payable for options purchased...............................................................................            75,000
Management fee payable......................................................................................            63,288
Distribution fee payable....................................................................................            50,575
Deferred Director's fees....................................................................................            40,742
                                                                                                                  -------------
   Total liabilities........................................................................................        46,715,988
                                                                                                                  -------------
Net Assets..................................................................................................      $151,772,468
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    105,737
   Paid-in capital in excess of par.........................................................................       168,894,343
                                                                                                                  -------------
                                                                                                                   169,000,080
   Undistributed net investment income......................................................................           842,352
   Accumulated net realized loss on investments.............................................................       (18,888,948)
   Net unrealized appreciation on investments...............................................................           818,984
                                                                                                                  -------------
Net assets, June 30, 1998...................................................................................      $151,772,468
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($89,480,635 / 6,228,212 shares of common stock issued and outstanding)...............................            $14.37
   Maximum sales charge (4% of offering price)..............................................................               .60
                                                                                                                  -------------
   Maximum offering price to public.........................................................................            $14.97
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($60,987,782 / 4,254,543 shares of common stock issued and outstanding)...............................            $14.33
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,189,831 / 83,004 shares of common stock issued and outstanding)...................................            $14.33
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($114,220 / 7,939 shares of common stock issued and outstanding)......................................            $14.39
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                            June 30, 1998
Income
   Interest...................................    $ 5,808,901
   Income from securities lending.............         27,585
                                                 -------------
                                                    5,836,486
                                                 -------------
Expenses
   Management fee.............................        395,850
   Distribution fee--Class A..................         67,171
   Distribution fee--Class B..................        253,861
   Distribution fee--Class C..................          3,706
   Transfer agent's fees and expenses.........        135,700
   Custodian's fees and expenses..............         66,800
   Reports to shareholders....................         31,200
   Registration fees..........................         21,500
   Audit fee..................................         14,000
   Directors' fees and expenses...............         10,500
   Legal fees and expenses....................          8,700
   Miscellaneous..............................          8,516
                                                 -------------
      Total expenses..........................      1,017,504
                                                 -------------
Net investment income.........................      4,818,982
                                                 -------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................        990,281
   Futures transactions.......................        (17,028)
                                                 -------------
                                                      973,253
                                                 -------------
Net change in unrealized appreciation (depreciation) of:
   Investment transactions....................     (2,861,126)
   Written options transactions...............          2,344
                                                 -------------
                                                   (2,858,782)
                                                 -------------
Net loss on investments.......................     (1,885,529)
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $ 2,933,453
                                                 -------------
                                                 -------------

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended         Year Ended
Increase (Decrease)                 June 30,       December 31,
in Net Assets                         1998             1997
Operations
   Net investment income........  $   4,818,982    $  11,178,263
   Net realized gain on
      investments...............        973,253          673,963
   Net change in unrealized
      appreciation
      (depreciation) of
      investments...............     (2,858,782)       1,996,049
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      2,933,453       13,848,275
                                  -------------    -------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment income
      Class A...................     (2,803,491)      (5,736,643)
      Class B...................     (1,906,422)      (4,768,059)
      Class C...................        (27,940)         (48,744)
      Class Z...................         (3,020)            (571)
                                  -------------    -------------
                                     (4,740,873)     (10,554,017)
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold....     11,215,897        6,513,533
   Net asset value of shares
      issued in
      reinvestment of
      dividends.................      2,853,940        6,604,996
   Cost of shares reacquired....    (25,737,524)     (41,590,299)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............    (11,667,687)     (28,471,770)
                                  -------------    -------------
Total decrease..................    (13,475,107)     (25,177,512)
Net Assets
Beginning of period.............    165,247,575      190,425,087
                                  -------------    -------------
End of period(a)................  $ 151,772,468    $ 165,247,575
                                  -------------    -------------
                                  -------------    -------------
---------------
(a) Includes undistributed net
   investment income of.........  $     842,352    $     764,243
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6
Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
The Prudential Mortgage Income Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of income over the long-term consistent with providing reasonable safety by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The ability of issuers of debt securities, held by the Fund, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: The Fund values portfolio securities on the basis of prices provided by dealers or by a pricing service which uses information such as market values, maturities, yields, call features and developments relating to specific securities in determining values.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Since certain mortgage-backed securities, such as GNMAs, only settle on one day each month, there can be occasions when, pending settlement, there may be substantial short-term securities in the portfolio available to fund the purchases of these mortgage-backed securities. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accural basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Securities Lending: The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Fund. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Fund maintains a segregated account, the dollar value of which is equal to its obligations, in respect of dollar rolls.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of Class A shares and under the Class B and C Plans, .75 of 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the six months ended June 30, 1998.
PSI has advised the Fund that it has received approximately $15,100 in front-end sales charges resulting from sales of Class A shares for the six months ended June 30, 1998. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the six months ended June 30, 1998, it received approximately $51,400 and $1,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended June 30, 1998, the Fund incurred fees of approximately $128,000 for the services of PMFS. As of June 30, 1998, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1998 aggregated $272,103,112 and $277,112,865, respectively.
The average balance of dollar rolls outstanding during the six months ended June 30, 1998 was approximately $12,773,900. The amount of dollar rolls outstanding at June 30, 1998 was $33,221,970, which was .2% of total assets.
As of June 30, 1998, the Fund had securities on loan with an aggregate market value of $5,202,350. As of this date, the collateral held for securities on loan was comprised of U.S. cash with an aggregate market value of $5,418,064.
The cost basis of investments for federal income tax purposes at June 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $818,984 (gross unrealized appreciation--$1,388,127; gross unrealized depreciation--$569,143).
The Fund had a capital loss carryforward as of December 31, 1997 of approximately $19,586,200 of which $2,647,800 expires in 1998, $16,220,800 expires in 2002 and $717,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
Transactions in options written during the six months ended June 30, 1998 were as follows:

                                       Number of   Premiums
                                       Contracts   Received
                                       ---------   --------
Options outstanding at December 31,
  1997................................   --          --
Options written.......................    300      $30,469
Options terminated in closing purchase
  transactions........................   --          --
                                          ---      --------
Options outstanding at June 30,
  1998................................    300      $30,469
                                          ---      --------
                                          ---      --------

------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 18, 1997 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized 500 million shares of common stock, $.01 par value per share, equally divided into four classes, designated Class A, Class B, Class C and Class Z.
Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended June 30, 1998:
Shares sold.........................     592,706   $   8,563,886
Shares issued in reinvestment of
  dividends and distributions.......     124,112       1,791,609
Shares reacquired...................    (912,137)    (13,165,541)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (195,319)     (2,810,046)
Shares issued upon conversion from
  Class B...........................     185,819       2,684,330
                                      ----------   -------------
Net decrease in shares
  outstanding.......................      (9,500)  $    (125,716)
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended December 31, 1997:
Shares sold.........................     196,213   $   2,817,711
Shares issued in reinvestment of
  dividends and distributions.......     272,081       3,897,976
Shares reacquired...................  (1,350,280)    (19,341,070)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (881,986)    (12,625,383)
Shares issued upon conversion from
  Class B...........................     554,627       7,950,244
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (327,359)  $  (4,675,139)
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Six months ended June 30, 1998:
Shares sold.........................     129,694   $   1,867,803
Shares issued in reinvestment of
  dividends and distributions.......      72,551       1,045,374
Shares reacquired...................    (842,831)    (12,143,806)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (640,586)     (9,230,629)
Shares reacquired upon conversion
  into Class A......................    (186,335)     (2,684,330)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (826,921)  $ (11,914,959)
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1997:
Shares sold.........................     243,748   $   3,481,986
Shares issued in reinvestment of
  dividends and distributions.......     188,146       2,687,530
Shares reacquired...................  (1,548,780)    (22,088,732)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,116,886)    (15,919,216)
Shares reacquired upon conversion
  into Class A......................    (556,068)     (7,950,244)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,672,954)  $ (23,869,460)
                                      ----------   -------------
                                      ----------   -------------
Class C                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended June 30, 1998:
Shares sold.........................      47,488   $     682,763
Shares issued in reinvestment of
  dividends and distributions.......         988          14,220
Shares reacquired...................     (27,842)       (400,606)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      20,634   $     296,377
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1997:
Shares sold.........................      11,549   $     166,049
Shares issued in reinvestment of
  dividends and distributions.......       1,325          18,937
Shares reacquired...................     (10,595)       (150,716)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,279   $      34,270
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
Six months ended June 30, 1998:
Shares sold.........................       6,992   $     101,445
Shares issued in reinvestment of
  dividends and distributions.......         190           2,737
Shares reacquired...................      (1,913)        (27,571)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       5,269   $      76,611
                                      ----------   -------------
                                      ----------   -------------
March 18, 1997(a) through
  December 31, 1997:
Shares sold.........................       3,313   $      47,787
Shares issued in reinvestment of
  dividends and distributions.......          38             553
Shares reacquired...................        (681)         (9,781)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,670   $      38,559
                                      ----------   -------------
                                      ----------   -------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
Financial Highlights (Unaudited)           PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                         Class A
                                                        -------------------------------------------------------------------------
                                                        Six Months
                                                           Ended                         Year Ended December 31,
                                                         June 30,       ---------------------------------------------------------
                                                           1998          1997        1996       1995(a)      1994(a)      1993(a)
                                                        -----------     -------     -------     -------     ---------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $ 14.53       $ 14.25     $ 14.61     $ 13.50     $   14.75     $ 15.07
                                                            -----       -------     -------     -------     ---------     -------
Income from investment operations
Net investment income...............................          .46           .95(c)      .93(c)      .89           .90         .95
Net realized and unrealized gain (loss) on
   investment transactions..........................         (.17)          .23        (.39)       1.18         (1.19)       (.21)
                                                            -----       -------     -------     -------     ---------     -------
   Total from investment operations.................          .29          1.18         .54        2.07          (.29)        .74
                                                            -----       -------     -------     -------     ---------     -------
Less distributions
Dividends to shareholders from net investment
   income...........................................         (.45)         (.90)       (.90)       (.89)         (.90)       (.95)
Dividends to shareholders in excess of net
   investment income................................           --            --          --        (.07)           --        (.11)
Tax return of capital distributions.................           --            --          --          --          (.06)         --
                                                            -----       -------     -------     -------     ---------     -------
   Total distributions..............................         (.45)         (.90)       (.90)       (.96)         (.96)      (1.06)
                                                            -----       -------     -------     -------     ---------     -------
Net asset value, end of period......................      $ 14.37       $ 14.53     $ 14.25     $ 14.61     $   13.50     $ 14.75
                                                            -----       -------     -------     -------     ---------     -------
                                                            -----       -------     -------     -------     ---------     -------
TOTAL RETURN(b):....................................         1.87%         8.57%       4.12%      15.53%        (2.01)%      4.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000).....................      $89,480       $90,639     $93,555     $99,183        $8,762     $10,863
Average net assets (000)............................      $90,304       $91,094     $93,766     $90,854        $9,874     $10,199
Ratios to average net assets:
   Expenses, including distribution fees............         1.03%(d)       .96%(c)    1.12%(c)    1.27%         1.13%       1.00%
   Expenses, excluding distribution fees............          .88%(d)       .81%(c)     .97%(c)    1.12%          .98%        .85%
   Net investment income............................         6.35%(d)      6.65%(c)    6.56%(c)    6.27%         6.42%       6.42%
For Class A, B, C and Z Shares:
Portfolio turnover rate.............................          171%          178%         65%        193%          560%        134%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Net of management fee waiver.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11
Financial Highlights (Unaudited)           PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                      Class B
                                                           --------------------------------------------------------------
                                                           Six Months
                                                              Ended                   Year Ended December 31,
                                                            June 30,       ----------------------------------------------
                                                              1998          1997         1996       1995(a)      1994(a)
                                                           -----------     -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 14.50       $ 14.22     $  14.57     $  13.47     $  14.71
                                                               -----       -------     --------     --------     --------
Income from investment operations
Net investment income..................................          .43           .88(c)       .85(c)       .82          .82
Net realized and unrealized gain (loss) on investment
   transactions........................................         (.19)          .21         (.39)        1.15        (1.19)
                                                               -----       -------     --------     --------     --------
   Total from investment operations....................          .24          1.09          .46         1.97         (.37)
                                                               -----       -------     --------     --------     --------
Less distributions
Dividends to shareholders from net investment income...         (.41)         (.81)        (.81)        (.82)        (.82)
Dividends to shareholders in excess of net investment
   income..............................................           --            --           --         (.05)          --
Tax return of capital distributions....................           --            --           --           --         (.05)
                                                               -----       -------     --------     --------     --------
   Total distributions.................................         (.41)         (.81)        (.81)        (.87)        (.87)
                                                               -----       -------     --------     --------     --------
Net asset value, end of period.........................      $ 14.33       $ 14.50     $  14.22     $  14.57     $  13.47
                                                               -----       -------     --------     --------     --------
                                                               -----       -------     --------     --------     --------
TOTAL RETURN(b):                                                1.64%         7.84%        3.53%       14.78%       (2.57)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)........................      $60,988       $73,665      $96,016     $125,463     $245,437
Average net assets (000)...............................      $68,257       $83,848     $109,812     $146,290     $279,946
Ratios to average net assets:
   Expenses, including distribution fees...............         1.63%(d)      1.56%(c)     1.72%(c)     1.87%        1.73%
   Expenses, excluding distribution fees...............          .88%(d)       .81%(c)      .97%(c)     1.12%         .98%
   Net investment income...............................         5.74%(d)      6.05%(c)     5.95%(c)     5.82%        5.82%
                                                         1993(a)
                                                         --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $  15.04
                                                         --------
Income from investment operations
Net investment income..................................       .87
Net realized and unrealized gain (loss) on investment
   transactions........................................      (.23)
                                                         --------
   Total from investment operations....................       .64
                                                         --------
Less distributions
Dividends to shareholders from net investment income...      (.87)
Dividends to shareholders in excess of net investment
   income..............................................      (.10)
Tax return of capital distributions....................        --
                                                         --------
   Total distributions.................................      (.97)
                                                         --------
Net asset value, end of period.........................  $  14.71
                                                         --------
                                                         --------
TOTAL RETURN(b):                                             4.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)........................  $319,401
Average net assets (000)...............................  $332,731
Ratios to average net assets:
   Expenses, including distribution fees...............      1.60%
   Expenses, excluding distribution fees...............       .85%
   Net investment income...............................      5.82%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Net of management fee waiver.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12
Financial Highlights (Unaudited)           PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class C
                                                           ------------------------------------------------------------------------
                                                                                                                        August 1,
                                                            Six Months                                                   1994(c)
                                                               Ended                Year Ended December 31,              Through
                                                             June 30,        -------------------------------------     December 31,
                                                               1998           1997          1996          1995(a)        1994(a)
                                                           -------------     ------     ------------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................       $ 14.50        $14.22        $14.57         $ 13.47       $14.01
                                                                -----        ------         -----        ---------       -----
Income from investment operations
Net investment income..................................           .43           .87(f)        .85(f)          .81          .30
Net realized and unrealized gain (loss) on investment
   transactions........................................          (.19)          .22          (.39)           1.16         (.49)
                                                                -----        ------         -----        ---------       -----
   Total from investment operations....................           .24          1.09           .46            1.97         (.19)
                                                                -----        ------         -----        ---------       -----
Less distributions
Dividends to shareholders from net investment income...          (.41)         (.81)         (.81)           (.81)        (.30)
Dividends to shareholders in excess of net investment
   income..............................................            --            --            --            (.06)          --
Tax return of capital distributions....................            --            --            --              --         (.05)
                                                                -----        ------         -----        ---------       -----
   Total distributions.................................          (.41)         (.81)         (.81)           (.87)        (.35)
                                                                -----        ------         -----        ---------       -----
Net asset value, end of period.........................       $ 14.33        $14.50        $14.22         $ 14.57       $13.47
                                                                -----        ------         -----        ---------       -----
                                                                -----        ------         -----        ---------       -----
TOTAL RETURN(b):                                                 1.64%         7.84%         3.53%          14.78%        (1.32)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)........................        $1,190          $904          $854            $655         $515
Average net assets (000)...............................          $997          $857          $746            $599         $460
Ratios to average net assets:
   Expenses, including distribution fees...............          1.63%(e)      1.56%(f)      1.72%(f)        1.87%        1.82%(e)
   Expenses, excluding distribution fees...............           .88%(e)       .81%(f)       .97%(f)        1.12%        1.08%(e)
   Net investment income...............................          5.74%(e)      6.05%(f)      5.95%(f)        5.72%        5.32%(e)
                                                                    Class Z
                                                         ------------------------------
                                                                            March 18,
                                                          Six Months         1997(d)
                                                             Ended           Through
                                                           June 30,        December 31,
                                                             1998              1997
                                                         -------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 14.54           $14.13
                                                              -----            -----
Income from investment operations
Net investment income..................................         .46              .74(f)
Net realized and unrealized gain (loss) on investment
   transactions........................................        (.15)             .39
                                                              -----            -----
   Total from investment operations....................         .31             1.13
                                                              -----            -----
Less distributions
Dividends to shareholders from net investment income...        (.46)            (.72)
Dividends to shareholders in excess of net investment
   income..............................................          --               --
Tax return of capital distributions....................          --               --
                                                              -----            -----
   Total distributions.................................        (.46)            (.72)
                                                              -----            -----
Net asset value, end of period.........................     $ 14.39           $14.54
                                                              -----            -----
                                                              -----            -----
TOTAL RETURN(b):                                               2.01%            8.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)........................        $114              $39
Average net assets (000)...............................         $94               $9
Ratios to average net assets:
   Expenses, including distribution fees...............         .88%(e)          .81%(e)(f)
   Expenses, excluding distribution fees...............         .88%(e)          .81%(e)(f)
   Net investment income...............................        6.56%(e)         6.88%(e)(f)

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
(f) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the
difference   between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com


Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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